FNF Group Reports First Quarter 2017 Diluted EPS of $0.25 and Adjusted Diluted EPS of $0.42, Pre-Tax Title Margin of 9.6% and Adjusted Pre-Tax Title Margin of 11.1%

Jacksonville, Fla. - (May 3, 2017) - Fidelity National Financial, Inc. today reported the operating results of FNF Group (NYSE:FNF), a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries, for the three-month period ended March 31, 2017.

•	Total revenue of approximately $1.9 billion in the first quarter versus $1.7 billion in the first quarter of 2016

•	First quarter net earnings of $71 million and adjusted net earnings of $118 million versus net earnings of $73 million and adjusted net earnings of $94 million for the first quarter of 2016

•	First quarter diluted EPS of $0.25 and adjusted diluted EPS of $0.42 versus diluted EPS of $0.26 and adjusted diluted EPS of $0.33 in the first quarter of 2016

•	First quarter net cash flow used in operations of $11 million versus net cash flow provided by operations of $73 million in the first quarter of 2016

Title

•	Approximately $1.6 billion in total revenue, a 9% increase over the approximately $1.4 billion in total revenue in the first quarter of 2016

•	Pre-tax earnings of $151 million and adjusted pre-tax earnings of $175 million versus pre-tax earnings of $121 million and adjusted pre-tax earnings of $142 million in the first quarter of 2016

•	Pre-tax title margin of 9.6% and adjusted pre-tax title margin of 11.1% versus pre-tax title margin of 8.4% and adjusted pre-tax title margin of 9.8% in the first quarter of 2016

•	Open orders per day of 7,613 for the first quarter versus 8,339 open orders per day for the first quarter of 2016

•	Closed orders per day of 5,387 for the first quarter versus 5,194 closed orders per day for the first quarter of 2016

•	First quarter purchase orders opened and closed increased by 6% and 11%, respectively, versus the first quarter of 2016

•
Total commercial revenue of $224 million, a 6% increase over total commercial revenue in the first quarter of 2016, driven by a 2% decrease in closed orders and a 9% increase in total commercial fee per file; first quarter total commercial open orders increased 2% compared to the prior year; first quarter national commercial title revenue of $127 million, a 5% increase from the first quarter of 2016, driven by a 6% increase in closed orders and a 1% decline in the national commercial fee per file; first quarter national commercial open orders increased by 9%

•	Overall first quarter average fee per file of $2,148, a 6% increase versus the first quarter of 2016

Title Orders

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2017	144,000	62%	112,000	53%
February 2017	145,000	64%	99,000	57%
March 2017	183,000	65%	123,000	64%

First Quarter 2017	472,000	64%	334,000	58%

	Direct Orders Opened *		Direct Orders Closed *
Month	/ (% Purchase)		/ (% Purchase)
January 2016	139,000	57%	94,000	55%
February 2016	182,000	52%	99,000	55%
March 2016	196,000	57%	129,000	53%

First Quarter 2016	517,000	55%	322,000	55%

* Includes an immaterial number of non-purchase and non-refinance orders

	Open	Closed	Commercial
	Commercial	Commercial	Revenue	Commercial
	Orders	Orders	(In millions)	Fee Per File
First Quarter 2017 - Total Commercial	49,400	30,000	$224	$7,500
First Quarter 2016 - Total Commercial	48,500	30,700	$211	$6,900

First Quarter 2017 - National Commercial	21,100	11,200	$127	$11,300
First Quarter 2016 - National Commercial	19,300	10,600	$121	$11,400

BKFS

•	Revenue of $256 million, led by Servicing Technology revenue of approximately $183 million

•	Pre-tax earnings of $41 million, equal to the first quarter of 2016

•	Adjusted EBITDA of $114 million, a $7 million, or 7%, increase over the first quarter of 2016 and an adjusted EBITDA margin of 46.0%, a 90 basis point increase over the first quarter of 2016

“This first quarter was a strong start to 2017," said Chairman William P. Foley, II. "We generated an 11.1% adjusted pre-tax title margin, our strongest first quarter pre-tax title margin since 2013. Additionally, adjusted pre-tax title earnings of $175 million were the largest amount of first quarter adjusted pre-tax title earnings in the history of the company. We expect the residential purchase and commercial markets to drive our performance in 2017, and they did just that in the first quarter, as residential open and closed purchase orders increased 6% and 11%, respectively, in the quarter and total commercial revenue grew by 6% versus the strong first quarter of 2016. We expect seasonal acceleration in the title business over the next few quarters and look forward to continued strong, industry-leading performance from our title insurance business.

“Black Knight continues to perform to our expectations, generating revenue of $256 million and adjusted EBITDA of $114 million, for a 46.0% adjusted EBITDA margin. FNF's Black Knight ownership stake is currently worth more than $3.5 billion, or approximately $12.50 per FNF share. Finally, we are continuing to focus on completing the necessary filings, shareholder votes and other closing conditions for the Black Knight distribution. We remain on track and expect a third quarter closing of the Black Knight distribution."

Conference Call
We will host a call with investors and analysts to discuss first quarter 2017 FNF Group results on Thursday, May 4, 2017, beginning at 11:30 a.m. Eastern Time. A live webcast of the conference call will be available on the Events and Multimedia page of the FNF Investor Relations website at www.fnf.com. The conference call replay will be available via webcast through the FNF Investor Relations website at www.fnf.com. The telephone replay will be available from 1:30 p.m. Eastern time on May 4, 2017, through May 11, 2017, by dialing 800-475-6701 (USA) or 320-365-3844 (International). The access code will be 421930.

About Fidelity National Financial, Inc.
Fidelity National Financial, Inc. is organized into two groups, FNF Group (NYSE: FNF) and FNFV Group (NYSE: FNFV). FNF is a leading provider of title insurance, technology and transaction services to the real estate and mortgage industries. FNF is the nation’s largest title insurance company through its title insurance underwriters - Fidelity National Title, Chicago Title, Commonwealth Land Title, Alamo Title and National Title of New York - that collectively issue more title insurance policies than any other title company in the United States. FNF also provides industry-leading mortgage technology solutions and transaction services, including MSP®, the leading residential mortgage servicing technology platform in the U.S., through its majority-owned subsidiaries, Black Knight Financial Services, Inc. and ServiceLink Holdings, LLC. FNFV holds majority and minority equity investment stakes in a number of entities, including American Blue Ribbon Holdings, LLC, Ceridian HCM, Inc., Digital Insurance, Inc. and Del Frisco's Restaurant Group, Inc. More information about FNF and FNFV can be found at www.fnf.com.

Use of Non-GAAP Financial Information
Generally Accepted Accounting Principles (GAAP) is the term used to refer to the standard framework of guidelines for financial accounting. GAAP includes the standards, conventions, and rules accountants follow in recording and summarizing transactions and in the preparation of financial statements. In addition to reporting financial results in accordance with GAAP, the Company has provided non-GAAP financial measures, which it believes are useful to help investors better understand its financial performance, competitive position and prospects for the future. These non-GAAP measures include earnings before interest, taxes and depreciation and amortization (EBITDA), adjusted earnings before interest, taxes and depreciation and amortization (Adjusted EBITDA), adjusted earnings before interest, taxes and depreciation as a percent of adjusted revenue (Adjusted EBITDA margin), adjusted net earnings and adjusted EPS.

Any non-GAAP measures should be considered in context with the GAAP financial presentation and should not be considered in isolation or as a substitute for GAAP net earnings. Further, FNF's non-GAAP measures may be calculated differently from similarly titled measures of other companies. Reconciliations of these non-GAAP measures to related GAAP measures are provided below.

Forward-Looking Statements and Risk Factors
This press release contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding our expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on management's beliefs, as well as assumptions made by, and information currently available to, management. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. We undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties which forward-looking statements are subject to include, but are not limited to: our ability to successfully achieve the conditions to and consummate the plans to distribute shares of Black Knight Financial Services and redeem and exchange the FNFV tracking stock with the result being an independent, publicly-traded FNFV common stock; changes in general economic, business and political conditions, including changes in the financial markets; weakness or adverse changes in the level of real estate activity, which may be caused by, among other things, high or increasing interest rates, a limited supply of mortgage funding or a weak U. S. economy; our potential inability to find suitable acquisition candidates, acquisitions in lines of business that will not necessarily be limited to our traditional areas of focus, or difficulties in integrating acquisitions; our dependence on distributions from our title insurance underwriters as a main source of cash flow; significant competition that our operating subsidiaries face; compliance with extensive government regulation of our operating subsidiaries.

This press release should be read in conjunction with the press release filed for the results of FNFV on this same date as well as the risks detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of the Company’s Form 10-Q, 10-K and other filings with the Securities and Exchange Commission.

FNF-E

SOURCE: Fidelity National Financial, Inc.
CONTACT: Daniel Kennedy Murphy, Senior Vice President and Treasurer, 904-854-8120, dkmurphy@fnf.com

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands) (Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2017
Direct title premiums	$465	$465	$—	$—
Agency title premiums	583	583	—	—
Escrow, title related and other fees (1)	819	496	258	65
Total title and escrow	1,867	1,544	258	65

Interest and investment income	28	28	—	—
Realized gains and losses, net	(6)	(2)	(2)	(2)
Total revenue	1,889	1,570	256	63

Personnel costs	669	548	101	20
Agent commissions	446	446	—	—
Other operating expenses	435	335	45	55
Depreciation and amortization	96	38	53	5
Claim loss expense	52	52	—	—
Interest expense	31	—	16	15
Total expenses	1,729	1,419	215	95

Pre-tax earnings (loss) from continuing operations	$160	$151	$41	$(32)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	6	2	2	2
Deferred revenue add back	1	—	1	—
Purchase price amortization	48	22	22	4
IPO costs	1	—	1	—
Total non-GAAP adjustments before taxes	$56	$24	$26	$6

Adjusted pre-tax earnings (loss) from continuing operations	$216	$175	$67	$(26)
Adjusted pre-tax margin from continuing operations	11.4%	11.1%	25.9%	—

Purchase price amortization	(48)	(22)	(22)	(4)
Depreciation and amortization	96	38	53	5
Interest expense	31	—	16	15

Adjusted EBITDA	$295	$191	$114	$(10)
Adjusted EBITDA margin	15.6%	12.2%	46.0%	—

1.	BKFS also reported adjusted revenue of $259.5 million, which includes $1.3 million of deferred revenue

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2017
Pre-tax earnings (loss) from continuing operations	$160	$151	$41	$(32)
Income tax expense (benefit)	80	78	13	(11)
Earnings from equity investments	2	2	—	—
Non-controlling interests	11	(1)	12	—

Net earnings (loss) attributable to FNF Group common shareholders	$71	$76	$16	$(21)

EPS attributable to FNF Group common shareholders - basic	$0.26	$0.28	$0.06	$(0.08)
EPS attributable to FNF Group common shareholders - diluted	$0.25	$0.27	$0.06	$(0.08)

FNF Group weighted average shares - basic	271
FNF Group weighted average shares - diluted	279

Net earnings (loss) attributable to FNF Group common shareholders	$71	$76	$16	$(21)

Total non-GAAP, pre-tax adjustments	$56	$24	$26	$6
Income taxes on non-GAAP adjustments	(20)	(8)	(10)	(2)
Noncontrolling interest on non-GAAP adjustments	(10)	(3)	(7)	—
Nondeductible income taxes on consent order settlement	21	21	—	—
Total non-GAAP adjustments	$47	$34	$9	$4

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$118	$110	$25	$(17)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.42	$0.39	$0.09	$(0.06)

Direct orders opened (000's)	472	472
Direct orders closed (000's)	334	334
Fee per file	$2,148	$2,148
Actual title claims paid	$51	$51

Cash flows used in operations	$(11)

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2016
Direct title premiums	$422	$422	$—	$—
Agency title premiums	530	530	—	—
Escrow, title related and other fees (1)	741	466	242	33
Total title and escrow	1,693	1,418	242	33

Interest and investment income	29	29	—	—
Realized gains and losses, net	(3)	—	—	(3)
Total revenue	1,719	1,447	242	30

Personnel costs	614	506	96	12
Agent commissions	402	402	—	—
Other operating expenses	405	331	41	33
Depreciation and amortization	85	35	48	2
Claim loss expense	52	52	—	—
Interest expense	31	—	16	15
Total expenses	1,589	1,326	201	62

Pre-tax earnings (loss) from continuing operations	$130	$121	$41	$(32)

Non-GAAP adjustments before taxes
Realized (gains) and losses, net	3	—	—	3
Deferred revenue add back and management fee	2	—	2	—
Purchase price amortization	41	21	20	—
Total non-GAAP adjustments before taxes	$46	$21	$22	$3

Adjusted pre-tax earnings (loss) from continuing operations	$176	$142	$63	$(29)
Adjusted pre-tax margin from continuing operations	10.2%	9.8%	25.8%	—

Purchase price amortization	(41)	(21)	(20)	—
Depreciation and amortization	85	35	48	2
Interest expense	31	—	16	15

Adjusted EBITDA	$251	$156	$107	$(12)
Adjusted EBITDA margin	14.6%	10.8%	45.1%	—

1.	BKFS also reported adjusted revenue of $244 million, which includes $2 million of deferred revenue

FNF GROUP
FIRST QUARTER SEGMENT INFORMATION
(In millions, except order information in thousands)
(Unaudited)

	Total FNF Group	Title	BKFS	FNF Group Corporate and Other
Three Months Ended
March 31, 2016
Pre-tax earnings (loss) from continuing operations	$130	$121	$41	$(32)

Income tax expense (benefit)	50	45	14	(9)
Earnings from equity investments	3	3	—	—
Non-controlling interests	10	(2)	12	—

Net earnings (loss) attributable to FNF Group common shareholders	$73	$81	$15	$(23)

EPS attributable to FNF Group common shareholders - basic	$0.27	$0.30	$0.05	$(0.08)
EPS attributable to FNF Group common shareholders - diluted	$0.26	$0.29	$0.05	$(0.08)

FNF Group weighted average shares - basic	274
FNF Group weighted average shares - diluted	281

Net earnings (loss) attributable to FNF Group common shareholders	$73	$81	$15	$(23)

Total non-GAAP, pre-tax adjustments	$46	$21	$22	$3
Income taxes on non-GAAP adjustments	(15)	(6)	(8)	(1)
Noncontrolling interest on non-GAAP adjustments	(10)	(4)	(6)	—
Total non-GAAP adjustments	$21	$11	$8	$2

Adjusted net earnings (loss) attributable to FNF Group common shareholders	$94	$92	$23	$(21)

Adjusted EPS attributable to FNF Group common shareholders - diluted	$0.33	$0.33	$0.08	$(0.08)

Direct orders opened (000's)	517	517
Direct orders closed (000's)	322	322
Fee per file	$2,032	$2,032
Actual title claims paid	$40	$40

Cash flows provided by operations	$73

FNF GROUP
QUARTERLY OPERATING STATISTICS
(Unaudited)

	Q1 2017	Q4 2016	Q3 2016	Q2 2016	Q1 2016	Q4 2015	Q3 2015	Q2 2015
Quarterly Open Orders ('000's except % data)
Total open orders*	472	474	616	577	517	441	514	560
Total open orders per day*	7.6	7.6	9.6	9.0	8.3	7.0	8.0	8.8
Purchase % of open orders	64%	53%	50%	57%	55%	55%	58%	57%
Refinance % of open orders	36%	47%	50%	43%	45%	45%	42%	43%
Total closed orders*	334	419	433	401	322	341	378	408
Total closed orders per day*	5.4	6.8	6.8	6.3	5.2	5.4	5.9	6.4
Purchase % of closed orders	58%	51%	54%	58%	55%	58%	60%	54%
Refinance % of closed orders	42%	49%	46%	42%	45%	42%	40%	46%

Commercial (millions, except orders in '000's)
Total commercial revenue	$224	$285	$233	$244	$211	$303	$258	$258
Total commercial open orders	49.4	45.9	50.4	49.9	48.5	46.3	50.3	50.8
Total commercial closed orders	30.0	34.7	31.9	33.6	30.7	36.3	33.0	32.4

National commercial revenue	$127	$167	$130	$144	$121	$183	$146	$150
National commercial open orders	21.1	17.9	20.4	20.3	19.3	18.1	21.0	21.2
National commercial closed orders	11.2	12.8	11.7	11.6	10.6	13.4	12.2	12.5

Total Fee Per File
Fee per file	$2,148	$2,091	$2,015	$2,116	$2,032	$2,272	$2,133	$2,026
Residential and local commercial fee per file	$1,829	$1,746	$1,762	$1,809	$1,713	$1,806	$1,805	$1,711
Residential fee per file	$1,623	$1,538	$1,594	$1,645	$1,522	$1,548	$1,589	$1,514
Total commercial fee per file	$7,500	$8,200	$7,300	$7,300	$6,900	$8,300	$7,800	$8,000
National commercial fee per file	$11,300	$13,000	$11,100	$12,400	$11,400	$13,600	$12,000	$12,000

Total Staffing
Total field operations employees	11,000	11,100	11,400	10,900	10,900	10,700	11,000	10,900

FNTG Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Total open orders*	407	395	518	484	429	360	422	458
Total open orders per day*	6.6	6.4	8.1	7.5	6.9	5.7	6.6	7.2
Purchase % of open orders	69%	59%	55%	63%	61%	62%	65%	65%
Refinance % of open orders	31%	41%	45%	37%	39%	38%	35%	35%
Total closed orders*	277	352	369	338	265	285	314	334
Total closed orders per day*	4.5	5.7	5.8	5.3	4.3	4.5	4.9	5.2
Purchase % of closed orders	63%	55%	58%	63%	60%	63%	66%	61%
Refinance % of closed orders	37%	45%	42%	37%	40%	37%	34%	39%
Fee per file	$2,395	$2,313	$2,205	$2,337	$2,261	$2,521	$2,364	$2,264
Total title field operations employees	9,900	10,000	10,200	9,600	9,700	9,500	9,700	9,600

ServiceLink Only Quarterly Operating Statistics ('000's except fee per file and staffing)
Revenue (millions)	$192	$198	$205	$203	$195	$198	$220	$224
Total open orders*	65	79	98	93	87	81	92	102
Total open orders per day*	1.0	1.2	1.5	1.5	1.4	1.3	1.4	1.6
Purchase % of open orders	25%	21%	17%	22%	24%	22%	23%	22%
Refinance % of open orders	75%	79%	83%	78%	76%	78%	77%	78%
Total closed orders*	57	67	64	63	57	56	64	74
Total closed orders per day*	0.9	1.1	1.0	1.0	0.9	0.9	1.0	1.2
Purchase % of closed orders	30%	24%	27%	27%	28%	31%	26%	21%
Refinance % of closed orders	70%	76%	73%	73%	72%	69%	74%	79%
Fee per file	$950	$932	$916	$940	$972	$1,003	$987	$958
Total ServiceLink operations employees	1,100	1,100	1,200	1,300	1,200	1,200	1,300	1,300
* Includes an immaterial number of non-purchase and non-refinance orders

FNF GROUP
SUMMARY BALANCE SHEET INFORMATION
(In millions)

	FNF Group March 31, 2017	FNF Group December 31, 2016
	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,660	$4,965
Goodwill	4,869	4,859
Title plant	395	395
Total assets	12,755	13,063
Notes payable	2,463	2,513
Reserve for title claim losses	1,484	1,487
Secured trust deposits	748	860
Redeemable non-controlling interests	344	344
Non-redeemable non-controlling interests	797	786
Total equity and redeemable non-controlling interests	6,203	6,210
Total equity attributable to common shareholders	5,062	5,080

	FNF Group March 31, 2017	FNFV March 31, 2017	Consolidated March 31, 2017	Consolidated December 31, 2016
	(Unaudited)	(Unaudited)	(Unaudited)
Cash and investment portfolio	$4,660	$662	$5,322	$5,607
Goodwill	4,869	216	5,085	5,065
Title plant	395	—	395	395
Total assets	12,755	1,423	14,178	14,463
Notes payable	2,463	259	2,722	2,746
Reserve for title claim losses	1,484	—	1,484	1,487
Secured trust deposits	748	—	748	860
Redeemable non-controlling interests	344	—	344	344
Non-redeemable non-controlling interests	797	114	911	902
Total equity and redeemable non-controlling interests	6,203	1,031	7,234	7,242
Total equity attributable to common shareholders	5,062	917	5,979	5,996

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2017
	Consolidated	Core	FNFV
Direct title premiums	$465	$465	$—
Agency title premiums	583	583	—
Total title premiums	1,048	1,048	—
Escrow, title-related and other fees	868	819	49
Total title and escrow and other	1,916	1,867	49

Restaurant revenue	273	—	273
Interest and investment income	29	28	1
Realized gains and losses, net	(1)	(6)	5
Total revenue	2,217	1,889	328

Personnel costs	715	669	46
Other operating expenses	460	435	25
Cost of restaurant revenue	236	—	236
Agent commissions	446	446	—
Depreciation and amortization	112	96	16
Title claim loss expense	52	52	—
Interest expense	35	31	4
Total expenses	2,056	1,729	327

Earnings from continuing operations before taxes	161	160	1
Income tax expense (benefit)	78	80	(2)
Earnings from continuing operations before equity investments	83	80	3
(Loss) earnings from equity investments	(2)	2	(4)
Net earnings (loss)	81	82	(1)
Non-controlling interests	9	11	(2)
Net earnings attributable to common shareholders	$72	$71	$1

Cash flows provided by (used in) operations	4	(11)	15

Fidelity National Financial, Inc.
CONSOLIDATED SUMMARY OF EARNINGS
(In millions)
(Unaudited)

	Three Months Ended
	March 31, 2016
	Consolidated	Core	FNFV
Direct title premiums	$422	$422	$—
Agency title premiums	530	530	—
Total title premiums	952	952	—
Escrow, title-related and other fees	779	741	38
Total title and escrow and other	1,731	1,693	38

Restaurant revenue	293	—	293
Interest and investment income	30	29	1
Realized gains and losses, net	(6)	(3)	(3)
Total revenue	2,048	1,719	329

Personnel costs	652	614	38
Other operating expenses	432	405	27
Cost of restaurant revenue	245	—	245
Agent commissions	402	402	—
Depreciation and amortization	100	85	15
Title claim loss expense	52	52	—
Interest expense	34	31	3
Total expenses	1,917	1,589	328

Earnings from continuing operations before taxes	131	130	1
Income tax expense (benefit)	49	50	(1)
Earnings from continuing operations before equity investments	82	80	2
Earnings (loss) from equity investments	2	3	(1)
Net earnings from continuing operations	84	83	1
Non-controlling interests	10	10	—
Net earnings attributable to common shareholders	$74	$73	$1

Cash flows provided by operations	92	73	19

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